SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

August 4, 2015

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02            RESULTS OF OPERATIONS AND FINANCIAL CONDITION

After the close of trading on the New York Stock Exchange on August 4, 2015, Cimarex Energy Co. (“Cimarex”) announced its second quarter financial results.  The news release is included in this report as Exhibit 99.1.

ITEM 7.01            REGULATION FD DISCLOSURE

After the close of trading on the New York Stock Exchange on August 4, 2015, Cimarex issued a news release reporting its financial results for the second quarter 2015.  A copy of the news release is furnished as Exhibit 99.1 to this report.

Cimarex will host a conference call Wednesday, August 5, 2015 at 11:00 a.m. EDT. The call will be webcast and accessible on the company’s website at www.cimarex.com. To participate in the live, interactive call, please dial 866-367-3053 five minutes before the scheduled start time (international callers dial 1-412-902-4216).  A replay will be available for one week following the call by dialing 877-344-7529 (international callers dial 1-412-317-0088); conference I.D. 10068474.  The replay will also be available on the company’s website or via the Cimarex App.

For more details on Cimarex’s second quarter 2015 results, please refer to the company’s investor presentation available at www.cimarex.com.

All statements in the news release and presentation referenced in the news release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instructions B.2. of Form 8-K, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

D.            Exhibits

Exhibit No.	Description

99.1	Cimarex News Release, dated August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: August 4, 2015	By:	/s/ Francis B. Barron
Francis B. Barron, Senior Vice President–General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release, dated August 4, 2015